UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2012

LAPORTE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35684	35-2456698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

710 Indiana Avenue, LaPorte, Indiana	46350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (219) 362-7511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 14, 2012, LaPorte Bancorp, Inc., the holding company for The LaPorte Savings Bank, announced that its board of directors declared a dividend of $0.04 per common share. The dividend will be paid on or about December 5, 2012, to stockholders of record as of the close of business on November 26, 2012.

A copy of the press release dated November 14, 2012, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.                                Exhibit

99.1	Press release dated November 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPORTE BANCORP, INC.
DATE: November 14, 2012	By:	/s/ Michele M. Thompson
Michele M. Thompson
President and Chief Financial Officer